                              WASHINGTON, D.C.  20549

                                 -----------------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       July 1, 1998
                                                 -----------------------


                          InSight Health Services Corp.
                 --------------------------------------------------
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         Delaware                    0-28622            33-0702770
----------------------------       ------------       -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION          (I.R.S EMPLOYER
     OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)



           4400 MacArthur Boulevard, Suite 800, Newport Beach, CA  92660
     ---------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



                                  (949) 476-0733
                 --------------------------------------------------
                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                        N/A
           -------------------------------------------------------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

     On June 16, 1998, InSight Health Services Corp., a Delaware corporation ("Registrant"), issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing that it had completed the private placement of 9.625% Senior Subordinated Notes due June 15, 2008 with a principal amount of $100 million. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a)-(b)   Not applicable.

     (c)       Exhibits.

               99.1      Press Release dated June 16, 1998 (filed herewith).


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

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 1, 1998


                             INSIGHT HEALTH SERVICES CORP.


                              BY:  /S/ BRIAN G. DRAZBA
                                   ------------------------
                                   Brian G. Drazba
                                   Senior Vice President-Finance
                                   & Corporate Controller

                                   EXHIBIT INDEX

                                                                 SEQUENTIALLY
EXHIBIT NO.         DOCUMENT DESCRIPTION                         NUMBERED PAGE
----------          --------------------                         -------------

          99.1      Press Release dated June 16, 1998
                    (filed herewith).


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